Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Commitments and contingencies
Commitments and contingencies

17. Commitments and contingencies

(a)    Capital commitments

The Group’s capital commitments primarily relate to commitments on purchase of cabinets and power banks. As of December 31, 2022 and 2023, capital commitments relating to purchase of cabinets and power banks were approximately RMB109,638 and nil, respectively.

(b)    Contingencies

The Group is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Group does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on our consolidated financial position, cash flows or results of operations on an individual basis or in the aggregate. As of December 31, 2022 and 2023, the Group is not a party to any material legal or administrative proceedings.